                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY

     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19 day of Feb., 1998.


                                                   /s/ Wilton Looney
                                                   ---------------------------
                                                   Wilton Looney, Director

Witness:

/s/ Norma A. Cook
-------------------

                                 POWER OF ATTORNEY

     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19th day of February, 1998.


                                                     /s/ Bill J. Dismuke
                                                     ---------------------------
                                                     Bill J. Dismuke, Director

Witness:

/s/ Kirst F. Mini
------------------------

                                 POWER OF ATTORNEY

     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19 day of Feb., 1998.


                                                  /s/ James B. Williams
                                                  ------------------------------
                                                  James B. Williams, Director

Witness:

/s/ Mary H. Walden
-------------------

                                 POWER OF ATTORNEY

     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19th day of February, 1998.


                                                     /s/ Henry B. Tippie
                                                     ---------------------------
                                                     Henry B. Tippie, Director

Witness:

/s/ Terri D. Metstans
------------------------

                                 POWER OF ATTORNEY

     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19 day of Feb., 1998.


                                                   /s/ John W. Rollins,
                                                   ---------------------------
                                                   John W. Rollins, Director

Witness:

/s/ Cindy Ceifano
--------------------